                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                             /s/ Hans W. Becherer
                                             Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                     /s/ Frank A. Bennack, Jr.
                                                     Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                     /s/ Susan V. Berresford
                                                     Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                 /s/ M. Anthony Burns
                                                 Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                     /s/ H. Laurance Fuller
                                                     Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                 /s/ Melvin R. Goodes
                                                 Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                     /s/ William H. Gray, III
                                                     Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                 /s/ George V. Grune
                                                 Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                            /s/ William B. Harrison Jr.
                                            Vice Chairman of the Board
                                            and Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                 /s/ Harold S. Hook
                                                 Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                 /s/ Helene L. Kaplan
                                                 Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                     /s/ Thomas G. Labrecque
                                                     President and Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                 /s/ Henry B. Schacht
                                                 Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                        /s/ Walter V. Shipley
                                        Chairman of the Board, Chief Executive
                                        Officer and Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                 /s/ Andrew C. Sigler
                                                 Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                 /s/ John R. Stafford
                                                 Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                                     /s/ Marina v.N. Whitman
                                                     Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                             /s/ Marc J. Shapiro
                                             (Principal Financial Officer)

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DEBORAH L. DUNCAN, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share,
(iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 11, 1998.

                                       /s/ Joseph L. Sclafani
                                       Controller
                                       (Principal Accounting Officer)